MS SA-1 06/11

SUPPLEMENT DATED JUNE 1, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

OF

FRANKLIN MUTUAL SERIES FUNDS

Effective June 1, 2011, the Statement of Additional Information is amended as follows:

For the Mutual Global Discovery Fund the management fee breakpoint schedule under the “Management and Other Services – Management Fees" section beginning on page 42 is revised as follows:

  0.80% of the value of net assets up to and including $4 billion
  0.77% of the value of net assets over $4 billion up to and including $7 billion
  0.75% of the value of net assets over $7 billion up to and including $10 billion
  0.73% of the value of net assets over $10 billion up to and including $13 billion
  0.71% of the value of net assets over $13 billion up to and including $16 billion
  0.69% of the value of net assets over $16 billion up to and including $19 billion
  0.67% of the value of net assets over $19 billion up to and including $22 billion
  0.65% of the value of net assets in excess of $22 billion

Please keep this supplement for future reference.